SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 12, 2003
                                                          ---------------

                  Charter Municipal Mortgage Acceptance Company
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                                    --------
                 (State or other Jurisdiction of Incorporation)


                1-13237                          13-3949418
                --------                         ----------
       (Commission File Number)      (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333
                                                           --------------

                                 Not Applicable
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report


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      Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------

      (a).    Financial Statements

              Not Applicable

      (b).    Pro Forma Financial Information

              Not Applicable

      (c).    Exhibits

              99.1     Press release of the registrant, dated August 12, 2003.



      Item 12. Results of Operations and Financial Condition
               ---------------------------------------------

      On August 12, 2003, Charter Municipal Mortgage Acceptance Company (the "Company") (AMEX: CHC)released a press release announcing its financial results for the second quarter ended June 30, 2003. A copy of this press release is attached to this Current Report as Exhibit 99.1 and incorporated herein by reference.

      The information included in this Current Report, including the information included in Exhibit 99.1 attached hereto, is intended to be furnished pursuant to "Item 12. Disclosure of Results of Operations and Financial Condition" and not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended ("Securities Act") or the Exchange Act, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                       CHARTER MUNICIPAL MORTGAGE
                                       ACCEPTANCE COMPANY


                                       By:/s/ Stuart J. Boesky
                                          -------------------------------
                                          Name: Stuart J. Boesky
                                          Title: President




Date: August 12, 2003

                                  Exhibit Index



       Exhibit Number  Description
       --------------  -----------

            99.1       Press release, dated August 12, 2003